FULTON FINANCIAL CORPORATION

NONQUALIFIED DEFERRED COMPENSATION BENEFITS TRUST

This Trust Agreement, made this       day of           , 200  , by and between Fulton Financial Corporation (“Fulton”) and Fulton Financial Advisors, N.A. (“Trustee”),

W I T N E S S E T H

WHEREAS, Fulton has heretofore established and maintained the individual account nonqualified deferred compensation plan(s) identified on Appendix A hereto for the benefit of certain of its directors, advisory board members, and management employees;

WHEREAS, Fulton wishes to establish a trust (hereinafter called “Trust”) and to contribute to the Trust assets that shall be held therein, subject to the claims of Fulton's creditors in the event of Fulton's Insolvency, as herein defined, until paid to Plan participants and their beneficiaries in such manner and at such times as specified in the Plan(s);

WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan(s) as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or high compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974; and

WHEREAS, it is the intention of Fulton to make contributions to the Trust to provide itself with a source of funds to assist it in the meeting of its liabilities under the Plan(s);

NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

SECTION 1. - ESTABLISHMENT OF TRUST

(a)   Fulton hereby deposits with Trustee in trust an amount equal to the December 31, 2005, aggregate balance of the accounts credited under the Plan(s), which shall become the principal of the Trust to be held, administered and disposed of by Trustee as provided in this Trust Agreement.

(b)   The Trust hereby established is revocable by Fulton; it shall become irrevocable upon a Change in Control of Fulton.  For this purpose, a change in control shall be as defined in the Treasury regulations proposed or promulgated under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).

(c)   The Trust is intended to be a grantor trust, of which Fulton is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Code, and shall be construed accordingly.

(d)   The principal of the Trust, and any earnings thereon shall be held separate and apart from other funds of Fulton and shall be used exclusively for the uses and purposes of Plan participants and general creditors as herein set forth.  Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust.  Any rights created under the Plan(s) and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against Fulton.  Any assets held by the Trust will be subject to the claims of Fulton's general creditors under federal and state law in the event of Insolvency, as defined in Section 3(a) herein.

(e)   Fulton, in its sole discretion, may at any time, or from time to time, make additional deposits of cash or other property in trust with Trustee to augment the principal to be held, administered and disposed of by Trustee as provided in this Trust Agreement.  Neither Trustee nor Plan participant or beneficiary shall have any right to compel such additional deposits.  Within 30 days following the end of the Plan year ending after the Trust has become irrevocable pursuant to Section 1(b) hereof, Fulton shall be required to irrevocably deposit additional cash or other property to the Trust in an amount sufficient to pay each Plan participant or beneficiary the benefits payable pursuant to the terms of the Plan(s) as of the close of the Plan year.

SECTION 2. - PAYMENTS TO PLAN PARTICIPANTS AND BENEFICIARIES

(a)   Fulton shall deliver to Trustee a schedule (the “Payment Schedule”) that indicates the amounts payable in respect of each Plan participant (and his or her beneficiaries), that provides a formula or other instructions acceptable to Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Plan(s)), and the time of commencement for payment of such amounts.  Except as otherwise provided herein, Trustee shall make payments to the Plan participants and their beneficiaries in accordance with such Payment Schedule.  The Trustee shall make provision for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan(s) and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by Fulton.

(b)   The entitlement of a Plan participant or his or her beneficiaries to benefits under the Plan(s) shall be determined by Fulton or such party as it shall designate under the Plan(s), and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plan(s).

(c)   Fulton may make payment of benefits directly to Plan participants or their beneficiaries as they become due under the terms of the Plan(s).  Fulton shall notify Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries.  In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plan(s), Fulton shall make the balance of each such payment as it falls due.  Trustee shall notify Fulton where principal and earnings are not sufficient.

SECTION 3. - TRUSTEE RESPONSIBILITY REGARDING PAYMENTS TO TRUST BENEFICIARY WHEN FULTON IS INSOLVENT

(a)   Trustee shall cease payment of benefits to Plan participants and their beneficiaries if the Fulton is Insolvent.  Fulton shall be considered “Insolvent” for purposes of this Trust Agreement if (i) Fulton is unable to pay its debts as they become due, or (ii) Fulton is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

(b)   At all times during the continuance of this Trust, as provided in Section 1(d) hereof, the principal and income of the Trust shall be subject to claims of general creditors of Fulton under federal and state law as set forth below.

(1)  The Board of Directors and the Chief Executive Officer of Fulton shall have the duty to inform Trustee in writing of Fulton's Insolvency.  If a person claiming to be a creditor of Fulton alleges in writing to Trustee that Fulton has become Insolvent, Trustee shall determine whether Fulton is Insolvent and, pending such determination, Trustee shall discontinue payment of benefits to Plan participants or their beneficiaries.

(2)  Unless Trustee has actual knowledge of Fulton's Insolvency, or has received notice from Fulton or a person claiming to be a creditor alleging that Fulton is Insolvent, Trustee shall have no duty to inquire whether Fulton is Insolvent.  Trustee may in all events rely on such evidence concerning Fulton's solvency as furnished to Trustee and that provides Trustee with a reasonable basis for making a determination concerning Fulton's solvency.

(3)  If at any time Trustee has determined that Fulton is Insolvent, Trustee shall discontinue payments to Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of Fulton's general creditors.  Nothing in this Trust Agreement shall in any way diminish any rights of Plan participants or their beneficiaries to pursue their rights as general creditors of Fulton with respect to benefits due under the Plan(s) or otherwise.

(4)  Trustee shall resume the payment of benefits to Plan participants or their beneficiaries in accordance with Section 2 of this Trust Agreement only after Trustee has determined that Fulton is not Insolvent (or is no longer Insolvent).

(c)   Provided that there are sufficient assets, if Trustee discontinues the payment of benefits from the Trust pursuant to Section 3(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plan(s) for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants or their beneficiaries by Fulton in lieu of the payments provided for hereunder during any such period of discontinuance.

SECTION 4. - PAYMENTS TO FULTON

Except as provided in Section 3 hereof, after the Trust has become irrevocable, Fulton shall have no right or power to direct Trustee to return to Fulton or to divert to others any of the Trust assets before all payment of benefits have been made to Plan participants and their beneficiaries pursuant to the terms of the Plan(s).

SECTION 5. - INVESTMENT AUTHORITY

All rights associated with assets of the Trust shall be exercised by Trustee or the person designated by Trustee.  The assets of the Trust allocated to or attributable to the Plan account of a Plan participant or beneficiary shall be invested by the Trustee, in accordance with directions received by the Trustee from the participant or beneficiary, in such one or more investment funds specified by Fulton for the investment of Trust assets.  The available investment funds and the administrative rules governing the frequency and manner of participant and beneficiary directs shall be those specified on Appendix B hereto.  In the absence of participant or beneficiary directions for any given Plan account, the Trustee shall invest the assets attributable to that account in the investment fund designated on Appendix B as the default investment fund.  Fulton shall have the right, at anytime and from time to time, in its sole discretion, to modify Appendix B by adding or deleting available investment funds, changing the default fund, or modifying the administrative rules governing participant investment directions, and shall do so by delivery to the Trustee of a substitute Appendix B reflecting the changes.  Any such substitute Exhibit B shall replace the existing Exhibit B and shall not be deemed an amendment to the Trust Agreement subject to Section 12(a) hereof.  In no event may Trustee invest in securities (including stock or rights to acquire stock) or obligations issued by Fulton, other than a de minimis amount held in common investment vehicles in which Trustee invests.

SECTION 6. - DISPOSITION OF INCOME

During the term of this Trust, all income received by the Trust shall be accumulated and reinvested.

SECTION 7. - ACCOUNTING BY TRUSTEE

Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between Fulton and Trustee.  Within 15 days after the removal or resignation of Trustee, Trustee shall deliver to Fulton a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be.

SECTION 8. - RESPONSIBILITY OF TRUSTEE

(a)   Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by Fulton which is contemplated by, and in conformity with, the terms of the Plan(s) or this Trust and is given in writing by Fulton.  In the event of a dispute between Fulton and a party, Trustee may apply to a court of competent jurisdiction to resolve the dispute.

(b)   If Trustee undertakes or defends any litigation arising in connection with this Trust, Fulton agrees to indemnify Trustee against Trustee's costs, expenses and liability (including, without limitation, attorneys' fees and expenses) relating thereto and to be primarily liable for such payments.  If Fulton does not pay such costs, expenses and liability in a reasonably timely manner, Trustee may obtain payment from the Trust.

(c)   Trustee may consult with legal counsel (who may also be counsel for Fulton generally) with respect to any of its duties or obligations hereunder.

(d)   Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

(e)   Trustee shall have, without exclusion, all powers conferred on Trustees by applicable law, unless expressly provided otherwise herein, provided, however, that if an insurance policy is held as an asset of the Trust, Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.

(f)   However, notwithstanding the provisions of Section 8(e) above, Trustee may loan to Fulton the proceeds of any borrowing against an insurance policy held as an asset of the Trust.

(g)   Notwithstanding, any powers granted to Trustee pursuant to this Trust Agreement or to applicable law, Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

SECTION 9. - COMPENSATION AND EXPENSES OF TRUSTEE

Fulton shall pay all administrative and Trustee's fees and expenses.  If not so paid, the fees and expense shall be paid from the Trust.

SECTION 10. - RESIGNATION AND REMOVAL OF TRUSTEE

(a)   Trustee may resign at any time by written notice to Fulton, which shall be effective 30 days after receipt of such notice unless Fulton and Trustee agree otherwise.

(b)   Trustee may be removed by Fulton on 30 days notice or upon shorter notice accepted by Trustee.

(c)   Upon resignation or removal of Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee.  The transfer shall be complete within seven days after receipt or transfer, unless Fulton extends the time limit.

(d)   If Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 11 hereof, by the effective date of resignation or removal under paragraphs (a) or (b)

of this section.  If no such appointment has been made, Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions.  All expenses of Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

SECTION 11. - APPOINTMENT OF SUCCESSOR

(a)   If Trustee resigns or is removed in accordance with Section 10(a) or (b) hereof, Fulton may appoint any third party, such as a bank trust department or other party that may be granted corporate trustee powers under state law, as a successor to replace Trustee upon resignation or removal.  The appointment shall be effective when accepted in writing by the new Trustee, who shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust assets.  The former Trustee shall execute any instrument necessary or reasonably requested by Fulton or the successor Trustee to evidence the transfer.

(b)   The successor Trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing Trust assets, subject to Sections 7 and 8 hereof.  The successor Trustee shall not be responsible for and Fulton shall indemnify and defend the successor Trustee from any claim or liability resulting from any action or inaction of any prior Trustee or from any other past event, or any condition existing at the time if becomes successor Trustee.

SECTION 12. - AMENDMENT OR TERMINATION

(a)   This Trust Agreement may be amended by a written instrument executed by Trustee and Fulton.  Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan(s) or shall make the Trust revocable after it has become irrevocable in accordance with Section 1(b) hereof.

(b)   The Trust shall not terminate until the date on which Plan participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Plan(s) unless sooner revoked in accordance with Section 1 (b) hereof.  Upon termination of the Trust any assets remaining in the Trust shall be returned to Fulton.

(c)   Upon written approval of participants or beneficiaries entitled to payment of benefits pursuant to the terms of the Plan(s), Fulton may terminate this Trust prior to the time all benefit payments under the Plan(s) have been made.  All assets in the Trust at termination shall be returned to Fulton.

SECTION 13. - MISCELLANEOUS

(a)   Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

(b)   Benefits payable to Plan participants and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

(c)   This Trust Agreement shall be governed by and construed in accordance with the laws of Pennsylvania.

SECTION 14. - EFFECTIVE DATE

The effective date of this Trust Agreement shall be January 1, 2006.

     IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have caused this agreement to be executed as of the day and year first written above.

FULTON FINANCIAL CORPORATION By: Its:
TRUSTEE: By: Its:

APPENDIX A

LIST OF PLANS

1)   Fulton Financial Corporation Deferred Compensation Plan (As Amended and Restated Effective January 1, 2005).

2)   Each Supplemental Executive Retirement Plan entered into between Fulton and named individuals from time to time.

APPENDIX B

INVESTMENT FUNDS AND INVESTMENT DIRECTIONS

I.     Available Investment Funds Under the Plan Effective January 1, 2006:

Investment Funds (Classification)
1. GS Fin'l Square Money Market Fund (Money Market)
2. MFS Research Bond I (Fixed Income)
3. Vanguard Windsor II (Large Cap Value)
4. T. Rowe Price Gr Stk (Large Cap Growth)
5. Am.Cent Equity Growth Ins (S&P 500 Index)
6. Goldman Sachs Gr Opp I (Mid-Cap Growth)
7. Vanguard Sm. Cap Idx Ins – Blend (Small Cap Value)
8. Fidelity Adv Small Cap I (Small Cap Growth)
9. Fidelity Adv Div Intl I (International)

II.    Default fund – the GS Fin'l Square Money Market Fund

III.    Administrative Rules Relating to Investment Elections:

•

Initial investment elections are made on the Plan enrollment form, in 1% increments totaling to 100%

•

Subsequent changes in investment elections are communicated to the Trustee on any business day, by phone, internet, or in writing, again in 1% increments

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